SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 7, 2012

(Date of earliest event reported)

UNIVERSAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-00652	54-0414210
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

9201 Forest Hill Avenue	23235
Richmond, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:

(804) 359-9311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 2.02. Results of Operations and Financial Condition.

The Registrant issued a press release on February 7, 2012, discussing its results for the quarter and nine months ended December 31, 2011. The press release is attached as Exhibit 99.2 and is incorporated by reference into this Item 2.02.

Item 8.01. Other Events.

On February 7, 2012, the Registrant issued a press release announcing quarterly dividends for the Registrant’s common stock and preferred stock and announcing an adjustment to the conversion rate applicable to the preferred stock. The press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

No. Description

99.1	Press release dated February 7, 2012, announcing quarterly dividends and adjustment to conversion rate.*

99.2	Press release dated February 7, 2012, announcing results for the quarter and nine months ended December 31, 2011.*

_________

*Filed Herewith

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION (Registrant)

Date: February 7, 2012	By:	/s/ Preston D. Wigner
Preston D. Wigner Vice President, General Counsel, Secretary, and Chief Compliance Officer

3

Exhibit Index

Exhibit

Number Document

99.1                      Press release dated February 7, 2012, announcing quarterly dividends and adjustment to conversion rate.*

99.2                      Press release dated February 7, 2012, announcing results for the quarter and nine months ended December 31, 2011.*

__________

*Filed Herewith

4